As filed with the Securities and Exchange Commission on October 26, 2001


                                                      Registration No. 333-86705
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------


                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-6


                    For Registration Under the Securities Act
                    of 1933 of Securities of Unit Investment
                        Trusts Registered on Form N-8B-2
                              ---------------------

A.      EXACT NAME OF TRUST:

        Equity Securities Trust, Series 24, Municipal Symphony Series III

B.      NAME OF DEPOSITOR:


        Investec Ernst & Company


C.      COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:


        Investec Ernst & Company
        One Battery Park Plaza
        New York, New York 10004

D.      NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:
                                           COPY OF COMMENTS TO:
        PETER J. DEMARCO                   MICHAEL R. ROSELLA, Esq.
        Investec Ernst & Company           Paul, Hastings, Janofsky & Walker LLP
        One Battery Park Plaza             399 Park Avenue
        New York, New York 10004           New York, New York 10022
                                           (212) 318-6000



It is proposed that this filing become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on October 26, 2001 pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)
|_|  on (       date       ) pursuant to paragraph (a) of Rule 485

================================================================================


     The Registrant filed a Rule 24f-2 Notice for its fiscal year ended June
                    30, 2001 on or about September 28, 2001.

--------------------------------------------------------------------------------
                                      EST
--------------------------------------------------------------------------------

                             EQUITY SECURITIES TRUST
                                    SERIES 24
                          MUNICIPAL SYMPHONY SERIES III



The Trust is a unit investment trust designated Equity Securities Trust, Series 24, Municipal Symphony Series III. The Sponsor is Investec Ernst & Company, as successor to ING Funds Distributor, Inc. The Trust consists of a fixed, diversified portfolio of publicly traded common stock of closed-end investment companies, whose portfolios consist primarily of tax exempt municipal bonds. These municipal funds and their weightings in the Trust portfolio will be selected based upon the recommendations of the portfolio consultant. The Trust seeks to preserve capital and to provide interest income which is generally exempt from regular federal income tax. The possibility of capital growth is a secondary objective of the Trust. The Sponsor cannot assure that the Trust will achieve these objectives. The minimum purchase is 100 Units.

This Prospectus consists of two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Financial Condition of the Trust. Part B contains more detailed information about the Trust. Part A may not be distributed unless accompanied by Part B. Please read and retain both parts of this Prospectus for future reference.
================================================================================

================================================================================
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED OCTOBER 26, 2001

OBJECTIVES. The Trust seeks to preserve capital and to provide investors with interest income which is generally exempt from regular federal income tax. The possibility of capital growth is a secondary objective. There is no guarantee that the objectives of the Trust will be achieved.


PORTFOLIO SELECTION. The Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end investment companies, the portfolios of which are concentrated in municipal bonds. As used herein, the term "Securities" means the common stocks of the municipal funds initially deposited in the Trust and contracts and funds for the purchase of such municipal funds, and any additional securities acquired and held by the Trust pursuant to the provisions of the Indenture.

DESCRIPTION OF PORTFOLIO*. The Portfolio contains 24 issues of domestic common stock. 100% of the issues are represented by the Sponsor's contracts to purchase. 100% of the Portfolio is listed on the New York Stock Exchange.

RISK CONSIDERATIONS. Unitholders can lose money by investing in this Trust. The value of the units, the Securities and the bonds held by the high yield funds included in the portfolio can each decline in value. An investment in units of the Trust should be made with an understanding of the following risks:

     o The municipal funds which comprise the Securities invest in municipal bonds. Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings. The longer the maturity of a municipal bond the greater the risk of a decline in value with increases in interest rates.

     o The municipal funds will receive early returns of principal when bonds are called or sold before they mature. The funds may not be able to reinvest the money they receive at as high a yield or as long a maturity.

     o The Securities are shares of common stock which are subject to the risk that the financial condition of the issuers may become impaired or that the general condition of the stock market may worsen.

     o The high yield bonds held by the municipal funds will generally be rated in lower rating categories (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in comparable non-rated municipal securities. While these lower rated securities offer a higher return potential than higher rated securities, they also involve greater price volatility and greater risk of loss of income and principal.

     o Unitholders will pay both Trust expenses and a share of each municipal fund's expenses.

     o The Securities are shares of closed-end funds which frequently trade at a discount from their net asset value in the secondary market. The amount of such discount is subject to change from time to time in response to various factors.

     o Since the portfolio of the Trust is fixed and "not managed", in general the Sponsor can only sell securities at the Trust's termination or in order to meet redemptions. As a result, the price at which each security is sold may not be the highest price it attained during the life of the Trust.



----------

* For changes in the Trust Portfolio from July 1, 2001 to September 17, 2001 see Schedule A on page A-8 which reflects the content or "makeup" of the Trust as of September 17, 2001

     o When cash or a letter of credit is deposited with instructions to purchase securities in order to create additional units, an increase in the price of a particular security between the time of deposit and the time that securities are purchased will cause the units to be comprised of less of that security and more of the remaining securities. In addition, brokerage fees incurred in purchasing the Securities will be an expense of the Trust.

     PUBLIC OFFERING PRICE. The Public Offering Price per 100 units of the Trust is calculated by:

     o dividing the aggregate value of the underlying securities and cash held in the Trust by the number of units outstanding;
     o    adding a sales charge of 4.50% (4.712% of the net amount invested);
          and
     o    multiplying the result by 100.

The price of a single unit, or any multiple thereof, is calculated by dividing the Public Offering Price per 100 units by 100 and multiplying by the number of units. Orders involving at least 10,000 units will be entitled to a volume discount from the Public Offering Price. The Public Offering Price per Unit may vary on a daily basis in accordance with fluctuations in the aggregate value of the underlying Securities and each investors purchase price will be computed as of the date the units are purchased.

DISTRIBUTIONS. The Trust will distribute dividends received, less expenses on the last business day of every month. The final distribution will be made within a reasonable period of time after the Trust terminates.

MARKET FOR UNITS. Unitholders may sell their units to the Sponsor or the Trustee any time, without fee or penalty. However, the Sponsor intends to repurchase units from unitholders throughout the life of the Trust at prices based upon the market value of the underlying Securities. However, the Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If a market is not maintained a unitholder will be able to redeem his units with the Trustee at the same price. The existence of a liquid trading market for these Securities may depend on whether dealers will make a market in these Securities. There can be no assurance of the making or the maintenance of a market for any of the Securities contained in the portfolio of the Trust or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions and the value of the Units will be adversely affected if trading markets for the Securities are limited or absent.

TERMINATION. The Trust will terminate in approximately five years. At that time investors may choose one of the following three options with respect to their terminating distribution:

     o    receive the distribution in-kind if they own at least 2,500 Units;
     o receive cash upon the liquidation of their pro rata share of the Securities; or
     o reinvest in a subsequent series of the Equity Securities Trust (if one is offered) at a reduced sales charge.

REINVESTMENT PLAN. Unitholders may elect to automatically reinvest their distributions, if any (other than the final distribution in connection with the termination of the Trust) into additional units of the Trust without a sales charge. See "Reinvestment Plan" in Part B for details on how to enroll in the Reinvestment Plan.

                                    FEE TABLE
                               As of June 30, 2001
--------------------------------------------------------------------------------
This FeeTable is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering and Trust Expenses and Charges." Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------


                                                                                As a % of          Amount per
Unitholder Transaction Expenses                                              Offering Price         100 Units
                                                                             --------------         ---------
(fees paid directly from your investment)
----------------------------------------
Maximum Sales Charges Imposed on Purchase.......................                  4.50%              $45.00

Estimated Annual Fund Operating Expenses                                        As a % of          Amount per
(Expenses that are deducted from Trust Assets)                                 Net Assets           100 Units
 --------------------------------------------                                  ----------           ---------
Trustee's Fee...................................................                  .079%               $ .74
Other Operating Expenses........................................                  .039%               $ .36
         Portfolio Supervision, Bookkeeping and
             Administrative Fees................................ .032%                    $ .30
Underlying Closed-End Fund Expenses*                                             1.281%             $ 11.94
                                                                                 ------             -------

Total.................................................................           1.409%              $13.04
                                                                                 ======              ======


                                     Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other unit trusts.

                                                                                                      1         3         5
                                                                                                    year      years     years

This Example assumes that you invest $10,000 in the Trust for the time periods indicated, assuming the Trust's estimated operating expense ratio of 1.409% and a 5% return on the investment throughout the period. Although your actual costs
may be higher or lower, based on these assumptions, your costs would be:                           $ 587     $ 876    $ 1,186



         The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or a annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.


----------

 * Although not an actual Trust operating expense, each Trust, and therefore unitholders, will indirectly bear similar operating expenses of the closed-end funds in which the Trust invests in the estimated amount set forth in the table. The expenses are estimated based on the actual closed-end fund expenses charged in a fund's most recent fiscal year but are subject to change in the future. An investor in a Trust will therefore indirectly pay higher expenses than if the underlying closed-end fund shares were held directly.


                        SUMMARY OF ESSENTIAL INFORMATION
                               As of June 30, 2001

Initial Date of Deposit: September 21, 1999                           Mandatory Termination Date: The earlier of September 21, 2006
Aggregate Value of Securities                      $ 16,770,092       or the disposition of the last Security in the Trust.
Number of Units                                       1,797,844       CUSIP Numbers: Cash:  294762 51 3
Fractional Undivided Interest in Trust              1/1,797,844                      Reinvestment: 294762 52 1
Public Offering Price Per 100 Units                                   Trustee: The Chase Manhattan Bank
Net Assets of the Trust                             $16,750,978       Trustee's Fee: $ .74 per 100 Units
Divided by 1,797,844 Units (times 100)                  $931.73         outstanding
Plus Sales Charge of 4.50% of Public                                  Other Fees and Expenses: $ .36 per 100
    Offering Price                                       $43.90         Units outstanding
Public Offering Price+                                 $ 975.63       Sponsor: Investec Ernst & Company
Sponsor's Repurchase Price And                                        Sponsor's Supervisor Fee: Maximum of
    Redemption Price Per                                                $.30 per 100 Units outstanding (see
    100 Units++                                         $931.73         "Trust Expenses and Charges" in Part B).
Evaluation Time: 4:00 p.m. Eastern time.                              Porfolio Consultant:
Minimum Income or Principal                                             Riccardi Group LLC
    Distribution: $1.00 per 100 Units                                 Record Dates: Fifteenth day of each month
Liquidation Period: Beginning five days prior to the                  Distribution Dates: Last business day of
Rollover Notification Date: September 10,                               each month.
2006 or another date as determined by the Sponsor.
Minimum Value of Trust: The Trust may be terminated if the
value of the trust is less than 40% of the aggregate value of the securities at the completion of the deposit period.




------------------

+ On the Initial Date of Deposit there was no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.

++ As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of organization costs to the Sponsor.

                      FINANCIAL AND STATISTICAL INFORMATION




                                                                                            Distributions of
                     Units           Net Asset Value*    Distributions of Income During     Principal During the
Period Ended         Outstanding     Per 100 Units       the Period (per 100 Units)         Period (Per 100 Units)
------------         -----------     -------------       --------------------------         ---------------------

   June 30, 2000       3,297,386          $861.99                     $48.21                          $0.00

   June 30, 2001       1,797,844           931.73                      57.35                           0.77



----------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets

EQUITY SECURITIES TRUST SERIES 24
MUNICIPAL SYMPHONY SERIES

SCHEDULE A


#                 Shares     Description                                             Market Value        % Porfolio
------------------------------------------------------------------------------------------------------------------------------
1                 34,813     ACM Municipal Securities Income Fund                      $  448,739.57          2.90368%
2                 14,145     Apex Municipal Fund                                          128,860.95          0.83383%
3                 28,894     Colonial High Income Municipal Trust                         194,745.56          1.26015%
4                 41,131     Dreyfus Strategic Municipal Income Trust                     376,348.65          2.43526%
5                 33,809     Scudder Strategic Municipal Income Trust                     414,160.25          2.67993%
6                 57,691     Scudder Municipal Income Trust                               672,677.06          4.35273%
7                 32,507     MFS Municipal Income Trust                                   275,334.29          1.78162%
8                 22,577     Municipal Advantage Trust                                    293,501.00          1.89917%
9                 13,450     Municipal High Income Fund                                   117,015.00          0.75717%
10                42,536     MuniHoldings Fund                                            620,174.88          4.01300%
11               113,872     Nuveen Investment Quality Municipal Income                 1,703,525.12         11.02309%
                             Fund
12               124,503     Nuveen Municipal Advantage Fund                            1,825,213.98         11.81050%
13                80,664     Nuveen Municipal Market Opportunity Fund                   1,169,628.00          7.56837%
14                41,741     Nuveen Premier Municipal Income Fund                         626,115.00          4.05143%
15                99,824     Nuveen Quality Income Municipal Fund                       1,477,395.20          9.55986%
16               106,346     Nuveen Select Quality Municipal Fund                       1,547,334.30         10.01241%
17                 8,124     Putnam Investment Grade Municipal Trust                       94,075.92          0.60874%
18                 9,025     Putnam Municipal Bond Fund                                   112,812.50          0.72998%
19                66,815     Putnam Managed Municipal Income Trust                        585,967.55          3.79165%
20                18,262     Putnam Municipal Opportunities Trust                         256,033.24          1.65673%
21                16,252     Van Kampen Investment Grade Municipal Trust                  142,205.00          0.92017%
22                26,589     Van Kampen Municipal Income Fund                             245,948.25          1.59147%
23               113,872     Van Kampen Municipal Trust                                 1,588,514.40         10.27888%
24                35,314     Van Kampen Trust for Investment Grade Municipals             537,832.22          3.48018%
------------------------------------------------------------------------------------------------------------------------------
TOTALS         1,182,756                                                               15,454,157.89        100.00000%

                         Report of Independent Auditors

The Sponsor, Trustee and Unit Holders of
Equity Securities Trust, Series 24, Municipal Symphony Series III

We have audited the accompanying statement of assets and liabilities of Equity Securities Trust, Series 24, Municipal Symphony Series III, including the portfolio, as of June 30, 2001 and the related statements of operations, and changes in net assets and financial highlights for the year then ended and for the period from September 21, 1999 (date of deposit) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Securities Trust, Series 24, Municipal Symphony Series III at June 30, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended and for the period from September 21, 1999 to June 30, 2000, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

New York, New York
October 18, 2001

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                                    Portfolio

                                  June 30, 2001


          Principal
Portfolio  Amount/                                           Percentage       Cost of        Market
   No.     Shares      Name of Issuer                        of Trust(1)    Securities(2)    Value (3)
--------------------------------------------------------------------------------------------------------

   1      38,568   ACM Municipal Securities Income Fund          2.98%    $   443,125   $   500,227
   2      15,670   Apex Municipal Fund                           0.85         135,305       142,597
   3      32,011   Colonial High Income Fund                     1.24         208,127       207,431
   4      45,566   Dreyfus Strategic Municipal Income Trust      2.44         359,247       410,094
   5      37,456   Scudder Strategic Municipal Income Trust      2.63         389,521       441,606
   6      63,913   Scudder Municipal Income Trust                4.38         685,088       734,360
   7      36,012   MFS Municipal Income Trust                    1.80         258,965       301,781
   8      25,012   Municipal Advantage Trust                     1.89         286,789       317,652
   9      14,900   Municipal High Income Fund                    0.78         117,232       130,375
  10      47,125   MuniHoldings Fund                             3.81         591,717       638,544
  11     126,152   Nuveen Investment Quality Municipal Income
                     Fund                                       10.79       1,586,343     1,809,020
  12     137,931   Nuveen Municipal Advantage Fund              11.88       1,772,573     1,991,724
  13      89,362   Nuveen Municipal Market Opportunity Fund      7.60       1,163,574     1,274,302
  14      46,242   Nuveen Premier Municipal Income Fund          4.10         618,742       687,618
  15     110,591   Nuveen Quality Income Municipal Fund          9.77       1,468,017     1,638,959
  16     117,817   Nuveen Select Quality Municipal Fund         10.08       1,515,322     1,690,674
  17       9,000   Putnam Investment Grade Municipal Trust       0.62         105,267       103,770
  18       9,999   Putnam Investment Grade Municipal Trust II    0.74         110,746       124,687
  19      74,022   Putnam Managed Municipal Income Trust         3.87         702,080       648,433
  20      20,232   Putnam Municipal Opportunities Trust          1.64         240,726       274,953
  21      18,006   Van Kampen Investment Grade Municipal Trust   0.90         152,376       150,890
  22      29,456   Van Kampen Municipal Income Fund              1.56         244,731       261,864
  23     126,152   Van Kampen Municipal Trust                   10.24       1,640,678     1,716,929
  24      39,124   Van Kampen Trust for Investment Grade
                     Municipals                                  3.41         528,927       571,602
                                                              --------------------------------------
                   Total Investment in Securities              100.00%    $15,325,218   $16,770,092
                                                              ======================================



See accompanying footnotes to portfolio and notes to financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                             Footnotes to Portfolio


1  Based on the market value of the securities in the Trust.

2. See "Tax Status" in Part B of this Prospectus for a statement of the federal tax consequences to a Unit holder upon the sale, redemption or maturity of a security.

3. At June 30, 2001, the net unrealized appreciation of all the securities was comprised of the following:

         Gross unrealized appreciation             $ 1,502,200
         Gross unrealized depreciation                 (57,326)
                                                 ----------------
         Net unrealized appreciation               $ 1,444,874
                                                 ================


The accompanying notes form an integral part of the financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                       Statement of Assets and Liabilities

                                  June 30, 2001

                                 Trust Property

Assets:
Investments in securities, at fair value (cost $15,325,218)              $  16,770,092
Dividends receivable                                                            53,618
                                                                      ------------------
Total assets                                                                16,823,710
                                                                      ------------------

Liabilities:
Payable for securities purchased                                                10,887
Advance from Trustee                                                            61,847
                                                                      ------------------
Total liabilities                                                               72,734
                                                                      ------------------

Net assets:
Balance applicable to 1,797,844 units of fractional undivided
Interest outstanding
Cost to original investors                                                     149,930
Less initial underwriting commission                                            31,883
                                                                      ------------------
                                                                               118,047

Cost of additional units acquired during the offering
period to Unit holders                                                      36,464,303
Accumulated cost of securities sold, matured, or called                    (21,257,132)
Net unrealized appreciation                                                  1,444,874
Undistributed net investment income                                                410
Distributions in excess of proceeds from investments                           (19,526)
                                                                      ------------------
Net assets                                                               $  16,750,976
                                                                      ==================
Net asset value per unit (1,797,844)                                     $        9.32
                                                                      ==================



The accompanying notes form an integral part of the financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                            Statements of Operations



                                                                              From
                                                                          September 21,
                                                           Year ended     1999 (date of
                                                            June 30,       deposit) to
                                                              2001        June 30, 2000
                                                         --------------------------------
Investment income
Dividends                                                 $ 1,338,190       $  538,496
Other income                                                        -            5,915
                                                         --------------------------------
Total income                                                1,338,190          544,411

Expenses
Trustee's fees                                                 27,442            7,342
Organizational expenses                                        17,840           14,644
Sponsor's advisory fee                                          5,175              532
                                                         --------------------------------
Total expenses                                                 50,457           22,518
                                                         --------------------------------

Net investment income                                       1,287,733          521,893
                                                         --------------------------------

Realized and unrealized gain (loss)
Net realized gain on investments                              555,130                -
Net change in unrealized appreciation on investments        1,088,695          356,178
                                                         --------------------------------
Net gain on investments                                     1,643,825          356,178
                                                         --------------------------------
Net increase in net assets resulting from operations      $ 2,931,558       $  878,071
                                                         ================================



The accompanying notes form an integral part of the financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                       Statements of Changes in Net Assets



                                                                               From
                                                                             September
                                                            Year ended     21, 1999 (date
                                                             June 30,      of deposit) to
                                                               2001        June 30, 2000
                                                         --------------------------------
Net Increase (Decrease) in net assets resulting from
  operations
Net investment income                                      $  1,287,733    $    521,893
Net realized gain on investments                                555,130               -
Net change in unrealized appreciation on investments          1,088,695         356,178
                                                          -------------------------------
Net increase in net assets resulting from operations          2,931,558         878,071
                                                          -------------------------------

Distributions to unit holders
Investment income                                             1,298,649         578,840
Principal                                                        18,978               -

Redemptions
Interest                                                        (41,704)              -
Principal                                                    22,197,091          25,969
                                                          -------------------------------
Total distributions and redemptions                          23,473,014         604,809

Total increase (decrease)                                   (20,541,456)        273,262

Value of additional units acquired during the offering
  period to Unit holders                                      8,869,315      27,999,925

Net assets
Beginning of period                                          28,423,117         149,930
                                                          -------------------------------
End of period                                              $ 16,750,976    $ 28,423,117
                                                          ===============================



The accompanying notes form an integral part of the financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                              Financial Highlights


Selected data for a unit of the Trust outstanding:*

                                                           June 30
                                                     2001          2000
                                                 ----------------------------

 Net asset value, beginning of period**             $8.62         $9.55

 Income from investment operations
 Dividend income                                      .53           .33
 Expenses                                            (.02)         (.01)
                                                 ----------------------------
 Net investment income                                .51           .32
 Net gain loss on investments                         .71          (.90)(1)
                                                 ----------------------------
 Total from investment operations                    1.22          (.58)

 Less distributions to Unit holders:
   Income                                            (.51)         (.35)
   Principle                                         (.01)           -
                                                 ----------------------------
 Total distributions                                 (.52)         (.35)
                                                 ----------------------------
 Net asset value, end of year**                     $9.32          8.62
                                                 ============================


(1)Net gain or loss on investments is a result of changes in outstanding units since September 21, 1999, and the dates of net gain and loss on investments.

*  Unless otherwise stated, based upon average units outstanding during the year
   of  2,547,615   ([1,797,844   +   3,297,386]/2)   for  2001,   and  1,656,543
   ([3,297,386+15,699]/2) for 2000.

** Based upon actual units outstanding.


The accompanying notes form an integral part of the financial statements.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                          Notes to Financial Statements

                                  June 30, 2001


1. Organization

Equity Securities Trust, Series 24, Municipal Symphony Series III (the Trust) was organized on September 21, 1999 by Reich & Tang Distributors, Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. Effective April 30, 2001 Investec Ernst & Company became the successor sponsor. The objective of the Trust is to provide interest income which is generally exempt from regular Federal income tax under existing law and to preserve capital.


2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Dividend income is recognized as of the ex-dividend date.

Security Valuation

Investments are carried at market value which is determined by JP Morgan Chase, formerly The Chase Manhattan Bank. The market value of the portfolio is based upon the bid prices for the securities at the end of the year, which approximates the fair value of the securities at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                    Notes to Financial Statements (continued)



3. Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4. Trust Administration

The JP Morgan Chase (the Trustee) has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

The Trust Indenture and Agreement provides for dividend distributions once a month.

The Trust Indenture and Agreement further requires that principal received from the disposition of securities, other than those securities sold in connection with the redemption of units, be distributed to Unit holders.

The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the period ended June 30, 2001 and 2000, the units redeemed were 2,339,407 and 0, respectively.

The Trust pays an annual fee for trustee services rendered by the Trustee of $.74 per 100 units outstanding. A maximum fee of $.30 per 100 units outstanding is paid to the Sponsor. For the years ended June 30, 2001 and 2000, the "Trustee's Fees" are comprised of Trustee fees of $12,965 and $6,205, and other expenses of $14,483 and $1,137, respectively. The other expenses include professional, printing, and miscellaneous fees.

        Equity Securities Trust, Series 24, Municipal Symphony Series III

                    Notes to Financial Statements (continued)



5. Original Cost to Unit Holders

The original cost to Unit holders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 15,699 units of fractional undivided interest of the Trust as of the date of deposit. An additional 1,782,145 units of fractional undivided interest were issued during the offering period.

--------------------------------------------------------------------------------
                                      EST
--------------------------------------------------------------------------------
                             EQUITY SECURITIES TRUST
                                    SERIES 24
                          MUNICIPAL SYMPHONY SERIES III

                                PROSPECTUS PART B

                      PART B OF THIS PROSPECTUS MAY NOT BE
                        DISTRIBUTED UNLESS ACCOMPANIED BY
                                     PART A

                                    THE TRUST


           ORGANIZATION. Equity Securities Trust, Series 24, Municipal Symphony Series III is a "unit investment trust". The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, between Reich & Tang Distributors, Inc., a predecessor to Investec Ernst & Company, as Sponsor, and The Chase Manhattan Bank, as Trustee.


           On the Initial Date of Deposit, the Sponsor deposited securities with the Trustee, including common stock and funds and delivery statements relating to contracts for the purchase of certain such securities (collectively, the "Securities") and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Securities so deposited, has registered on the registration books of the Trust evidence of the Sponsor's ownership of all Units of the Trust. The Sponsor has a limited right to substitute other securities in the Trust portfolio in the event of a failed contract. See "The Trust--Substitution of Securities." The Sponsor may also, in certain circumstances, direct the Trustee to dispose of certain Securities if the Sponsor believes that, because of market or credit conditions, or for certain other reasons, retention of the Security would be detrimental to Unitholders. See "Trust Administration Portfolio--Supervision."


           Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the Securities of the Trust in the ratio of one hundred Units for the indicated amount of the aggregate market value of the Securities deposited in the Trust as set forth in the "Summary of Essential Information". To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor or the underwriters (the "Underwriters"), or until the termination of the Trust Agreement.

           DEPOSIT OF ADDITIONAL SECURITIES. With the deposit of the Securities in the Trust on the initial Date of Deposit, the Sponsor established a proportionate relationship among the initial aggregate value of specified Securities in the Trust. During the 90 days subsequent to the initial Date of Deposit, the Sponsor has deposited additional Securities in the Trust that are substantially similar to the Securities already deposited in the Trust ("Additional Securities") or contracts to purchase Additional Securities, in order to create additional Units, maintaining to the extent practicable the original proportionate relationship of the number of shares of each Security in the Trust portfolio on the initial Date of Deposit. (Securities and Additional Securities collectively may be hereinafter referred to as "Securities"). These additional Units each represent, to the extent practicable, an undivided interest in the same number and type of securities of identical issuers as are represented by Units issued on the initial Date of Deposit. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, or unavailability of Securities. The number and identity of Securities in the Trust will be adjusted to reflect the disposition of Securities and/or the receipt of a stock dividend, a stock split or other distribution with respect to shares or the reinvestment of the proceeds distributed to Unitholders. The portfolio of the Trust may change slightly based on such disposition and reinvestment. Securities received in exchange for shares will be similarly treated. Substitute Securities may be acquired under specified conditions when Securities originally deposited in the Trust are unavailable (see "The Trust--Substitution of Securities" below). Units may be continuously offered to the public by means of this Prospectus (see "Public Offering--Distribution of Units") resulting in a potential increase in the number of Units outstanding. As additional Units are issued by the Trust as a result of the deposit of Additional Securities, the aggregate value of the Securities in the Trust will be increased and the financial undivided interest in the Trust represented by each Unit will be decreased.

           OBJECTIVES. The primary objective of the Trust is to seek to preserve capital and to provide interest income which is generally exempt from regular federal income tax. The possibility of capital growth is a secondary objective. The Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end tax-exempt municipal bond funds, each of which has been recommended based upon the review of the Portfolio Consultant as able, in its view, to maintain consistent dividend distributions generally exempt from regular federal income tax. All of the Securities in the Trust are listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotations ("Nasdaq") National Quotation Market System.

           The Trust will terminate in approximately seven years from the Initial Date of Deposit, at which time investors may choose to either receive the distributions in kind (if they own at least 2,500 Units), in cash or reinvest in a subsequent series of Equity Securities Trust (if offered) at a reduced sales charge. The Trust is intended to be an investment that should be held by investors for the full term of the Trust and not be used as a trading vehicle. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the yields on these Securities may change subsequent to the Initial Date of Deposit. Further, the Securities may appreciate or depreciate in value, dependent upon the full range of economic and market influences affecting corporate profitability, the financial condition of issuers (including non- U.S. issuers) and the prices of equity securities in general and the Securities in particular. Therefore, there is no guarantee that the objectives of the Trust will be achieved.

           THE SECURITIES. Each of the Securities in the portfolio of the Trust is a closed-end municipal bond fund (the "Municipal Funds") that is able in the view of the Portfolio Consultant to maintain consistent dividend distributions exempt from regular federal income tax. Each Municipal Fund is analyzed by the Portfolio Consultant based on the underlying characteristics of its individual holdings. Individual bond research is vital to the success of any municipal bond fund. Careful attention has been paid to the individual municipal bond investments that each Municipal Fund has under management in order to reduce the Trust's exposure to early bond calls and under-performing securities that would have the effect of diluting the Trust's current income. Each security within a potential bond fund purchase is evaluated by the Portfolio Consultant for its credit quality and call risk probability. In addition, all potential investments are evaluated based upon the experience of each funds' portfolio manager in various economic and interest rate cycles.

           Out of the universe of national, closed-end municipal funds and state specific municipal bond funds, the initial selection process narrowed the field to a group of 24 funds that meet the criteria of tax exempt income, stable performance, and are consistent with the Trust's objectives. By employing an investment strategy that will require the Trust to invest in a series of funds, investors will be diversified across a wide spectrum of bond issues, thereby reducing the exposure to any single issuer of municipal debt, or any single portfolio manager.

           The Trustee has not participated and will not participate in the selection of Securities for the Trust, and neither the Sponsor, the Portfolio Consultant nor the Trustee will be liable in any way for any default, failure or defect in any Securities.

           SUBSTITUTION OF SECURITIES. In the event of a failure to deliver any Security that has been purchased for the Trust under a contract ("Failed Securities"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Substitute Securities") to make up the original corpus of the Trust.

           The Substitute Securities must be purchased within 20 days after the delivery of the notice of the failed contract. Where the Sponsor purchases Substitute Securities in order to replace Failed Securities, the purchase price may not exceed the purchase price of the Failed Securities and the Substitute Securities must be substantially similar to the Securities originally contracted for and not delivered.

           Whenever a Substitute Security has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the Trust of the acquisition of the Substitute Security and the Trustee shall, on the next Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Substitute Security plus accrued interest, if any.

           In the event no substitution is made, the proceeds of the sale of Securities will be distributed to Unitholders as set forth under "Rights of Unitholders -- Distributions." In addition, if the right of substitution shall not be utilized to acquire Substitute Securities in the event of a failed contract, the Sponsor will cause to be refunded the sales charge attributable to such Failed Securities to all Unitholders, and distribute the principal and dividends, if any, attributable to such Failed Securities on the next Distribution Date.

                               RISK CONSIDERATIONS


           CLOSED-END FUNDS. The value of your units may increase or decrease depending on the value of the underlying shares of the Municipal Funds in the Trust's portfolio. The Municipal Funds are closed- end investment companies with managed portfolios. Shares of closed-end funds frequently trade at a discount from net asset value. However, a fund's Articles of Incorporation may contain certain anti- takeover provisions that may have the effect of inhibiting the fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trust) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those Municipal Funds whose shares were purchased by the Trust at a premium. As of September 28, 2001, 2.84% of the Municipal Funds included in the Trust's portfolio were trading at a premium. Should any of the Municipal Funds convert to open-end status, the Trust will retain such shares unless a determination is made that the retention of such shares would be detrimental to the Trust. In the unlikely event that a Fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. In addition, to the extent that the converted Fund creates additional shares when interest rates have declined and invests in lower yielding securities, the Trust may experience a reduction of the average yield of its retained shares in that Fund caused by the acquisition of lower coupon investments. Certain of the Municipal Funds may have in place or may put in place in the future plans pursuant to which the Fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by the Fund's board to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by the Trust are repurchased by the Fund, the Trust position in that Fund would be reduced and the cash would be deposited in the Trust's Principal Account and distributed to Unitholders at the next applicable Distribution Date. Similarly, in the event that the Trust does not retain shares of a Fund which converted to open-end status, the Trust position in that Fund would be eliminated and the cash distributed to Unitholders.

           Shares of many Municipal Funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations because of the Sponsor's buying and selling securities than shares with greater liquidity. Investors should be aware that there can be no assurance that the value of the Securities in the Trust's Portfolio will increase or that the issuers of those Securities will pay dividends on outstanding shares. Any distributions of income to Unitholders will generally depend on the declaration of dividends by the issuers of the underlying stocks, and the declaration of dividends depends on several factors including the financial condition of the issuers included in the portfolios of those Securities and general economic conditions.

           LOWER GRADE SECURITIES. The Municipal Funds in the Trust portfolio may invest primarily in lower grade securities. There are certain risks associated with the Municipal Funds' investments in such securities that could cause the value of these funds to decrease. This, in turn, could cause the value of your Units to decrease. The risks are outlined below.

           Lower grade securities are regarded as being predominately speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher- rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities.

           The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to distressed securities, discussed below, the lower grade securities in which the Municipal Funds may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after a Municipal Fund purchases a particular security, in which case the Municipal Fund and the Trust may experience losses and incur costs.

           Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from one of the Municipal Funds which holds it. If a call were exercised by the issuer during a period of declining interest rates, the particular Municipal Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Municipal Fund and the Trust and dividends to Unitholders.

           Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher- rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to adversely affect a Municipal Fund's net asset value which, in turn, may adversely affect the value of your Units. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in a Municipal Fund's portfolio could be adversely affected along with the value of your Units.

           Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher- rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Municipal Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices a Municipal Fund receives for its lower grade securities to be reduced. In addition, a Municipal Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of a Municipal Fund's portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, a Municipal Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

           DILUTION. The Trust is prohibited from subscribing to a rights offering for shares of any of the Municipal Funds. In the event of a rights offering for additional shares of a Municipal Fund, Unitholders should expect that the Trust will, at the completion of the offer, own a smaller proportional interest in such Fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed.

           This may be particularly serious when the subscription price per share for the offer is less than the Municipal Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a Municipal Fund's subscription price per share is below that Fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

           The Trust may transfer or sell its rights to purchase additional shares of a Municipal Fund to the extent permitted by the terms of that Fund's rights offering. The cash the Trust receives from transferring your rights might serve as partial compensation for any possible dilution of the Trust's interest in the Fund. There can be no assurance, however, that the rights will be transferable or that a market for the rights will develop or the value, if any, that such rights will have.

           LEVERAGE. The use of leverage by the Municipal Funds creates an opportunity for increased net income and capital growth for their shares, but, also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Municipal Funds may use leverage to provide their shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowing and debt or in the dividend rates on any preferred shares may affect the return to shareholders.

           To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Municipal Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Municipal Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. This would, in turn, reduce the amount available for distribution to you as a Unitholder.

           VOTING. In regard to the voting of all proxies with respect to a Municipal Fund, the Sponsor has instructed the Trustee to vote the shares held by the Trust in the same proportion as the vote of all other holders of the shares of such Municipal Fund. With respect to rights offering, as described in the Dilution section above, the Trust may not accept any additional securities of the Municipal Funds.

           FIXED PORTFOLIO. The value of the Units will fluctuate depending on all of the factors that have an impact on the economy and the equity markets. These factors similarly impact the ability of an issuer to distribute dividends. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, securities of a unit investment trust, such as the Trust, are not subject to such frequent changes based upon continuous analysis. All the Securities in the Trust are liquidated or distributed during the Liquidation Period. Since the Trust will not sell Securities in response to ordinary market fluctuation, and only at the Trust's termination, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust.

           Some of the Securities in the Trust may also be owned by other clients of the Sponsor and their affiliates. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. Investors should consult with their own financial advisers prior to investing in the Trust to determine its suitability. (See "Trust Administration -- Portfolio Supervision" below.)

           ADDITIONAL SECURITIES. Investors should be aware that in connection with the creation of additional Units subsequent to the Initial Date of Deposit, the Sponsor may deposit Additional Securities, contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, of the numbers of shares of each Security in the Trust. Subject to regulatory approval, to the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust.

           Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Unitholder's Units and the Income per Unit received by the Trust. In particular, Unitholders who purchase Units during the initial offering period would experience a dilution of their investment as a result of any brokerage fees paid by the Trust during subsequent deposits of Additional Securities purchased with cash deposited. In order to minimize these effects, the Trust will try to purchase Securities as near as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate Trust Units at the Evaluation Time.

           In addition, subsequent deposits to create such additional Units will not be covered by the deposit of a bank letter of credit. In the event that the Sponsor does not deliver cash in consideration for the additional Units delivered, the Trust may be unable to satisfy its contracts to purchase the Additional Securities without the Trustee selling underlying Securities. Therefore, to the extent that the subsequent deposits are not covered by a bank letter of credit, the failure of the Sponsor to deliver cash to the Trust, or any delays in the Trust receiving such cash, would have significant adverse consequences for the Trust.

           COMMON STOCK. Since the Trust contains primarily common stocks of domestic issuers, an investment in Units of the Trust should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Securities may become impaired. Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

           Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Trust thus may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

           MUNICIPAL BONDS. Private Activity Bonds. The portfolios of the Municipal Funds may contain other bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (1) bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

           The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

           The private activity bonds in the funds have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

           Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the Municipal Funds.

           Legal Proceedings Involving the Funds. The Sponsor has not been notified or made aware of any litigation pending with respect to any bonds which might reasonably be expected to have a material effect on the Municipal Funds other than that which is discussed herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes may affect the validity of such bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the bonds in the Municipal Funds. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a Municipal Fund.

           Other Factors. The bonds in the Municipal Funds, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the bonds in the Municipal Funds are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

           The bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

           In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsor is unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the Municipal Funds.

           The Municipal Funds may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

           Certain of the bonds in the Municipal Funds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. Shareholders of the Municipal Funds (including the Trust), will realize a gain or loss on the early redemption of such bonds, depending upon whether the price of such bonds is at a discount from or at a premium over par at the time the Trust purchases its shares.

           Discount and Zero Coupon Bonds. The Municipal Funds' portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax- exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as ordinary income or capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the bonds in each municipal fund may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero coupon bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate.

           The Municipal Funds' portfolios may also contain bonds that were purchased at "market" discount from their par value payable at maturity. The discount results from the fact that the coupon interest rates on the discount bonds at the time they were purchased and deposited in the Municipal Funds were lower than the current market interest rates for newly issued bonds of comparable rating and type, even though at the time of issuance the discount bonds were for the most part issued at then current coupon interest rates. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates. Because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable, a discount bond held to maturity will have a larger portion of its total return in the form of taxable income and gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount.

           LEGISLATION. At any time after the Initial Date of Deposit, legislation may be enacted, affecting the Securities in the Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in the Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

           LEGAL PROCEEDINGS AND LITIGATION. At any time after the Initial Date of Deposit, legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to the Securities in the Trust or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.


                                 PUBLIC OFFERING

           OFFERING PRICE. In calculating the Public Offering Price, the aggregate value of the Securities is determined in good faith by the Trustee on each "Business Day" as defined in the Indenture in the following manner: because the Securities are listed on a national securities exchange, this evaluation is based on the closing sale prices on that exchange as of the Evaluation Time (unless the Trustee deems these prices inappropriate as a basis for valuation). If the Trustee deems these prices inappropriate as a basis for evaluation, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or by such other appraisal deemed appropriate by the Trustee or (c) by any combination of the above, each as of the Evaluation Time.

           VOLUME AND OTHER DISCOUNTS. Units are available at a volume discount from the Public Offering Price based upon the number of Units purchased. This volume discount will result in a reduction of the sales charge applicable to such purchases. The approximate reduced sales charge on the Public Offering Price applicable to such purchases is as follows:

                                                     APPROXIMATE
                                                       REDUCED
                                                        SALES
NUMBER OF UNITS                                        CHARGE
---------------                                        ------

10,000 but less than 25,000....................         4.25%

25,000 but less than 50,000....................         4.00%

50,000 but less than 75,000....................         3.50%

75,000 but less than 100,000...................         3.00%

       For transactions of 100,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. The Sponsor reserves the right to change the discounts from time to time.

       These discounts will apply to all purchases of Units by the same purchaser. Units purchased by the same purchasers in separate transactions will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser must own at least the required number of Units at the time such determination is made. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The discount is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

       The holders of units of prior series of Equity Securities Trusts (the "Prior Series") may "rollover" into this Trust by exchanging units of the Prior Series for Units of the Trust at their relative net asset values, subject to a reduced sales charge of 3.50%. An exchange of a Prior Series for Units of the Trust will generally be a taxable event. The rollover option described herein will also be available to investors in the Prior Series who elect to purchase Units of the Trust within 60 days of their liquidation of units in the Prior Series (see "Trust Termination").


       Employees (and their immediate families) of Investec Ernst & Company (and its affiliates), the Portfolio Consultant and of the special counsel to the Sponsor, may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the aggregate value of the underlying securities in the Trust, divided by the number of Units outstanding (without a sales charge). Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained, and not through other broker-dealers.


       Investors in any open-end management investment company or unit investment trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of the Trust in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 3.50% of the Public Offering Price.

       Units may be purchased in the primary or secondary market (including purchases by Rollover Unitholders) at the Public Offering Price (for purchases which do not qualify for a volume discount) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering-

Distribution of Units") by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive the volume discount.


       DISTRIBUTION OF UNITS. During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, Units will be distributed by the Sponsor and dealers at the Public Offering Price. The initial offering period is thirty days after each deposit of Securities in the Trust and the Sponsor may extend the initial offering period for successive thirty day periods. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. Further, as a result of certain legislative changes effective November, 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.


       The Sponsor presently maintains and intends to continue to qualify the Units for sale in substantially all States through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to 4.0% per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

       Broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts or under which the Sponsor will allow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

       SPONSOR'S PROFITS. The Sponsor will receive a combined gross underwriting commission equal to up to 4.50% of the Public Offering Price per 100 Units (equivalent to 4.712% of the net amount invested in the Securities). Additionally, the Sponsor may realize a profit on the deposit of the Securities in the Trust representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust (See "Portfolio"). The Sponsor may realize profits or sustain losses with respect to Securities deposited in the Trust which were acquired from underwriting syndicates of which they were a member. All or a portion of the Securities initially deposited in the Trust may have been acquired through the Sponsor.

           During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, the Underwriter may also realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence in the Public Offering Price received by the Sponsor for the Units. Cash, if any, made available to the Sponsor prior to settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of 17 CFR 240.15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

       Both upon acquisition of Securities and termination of the Trust, the Trustee may utilize the services of the Sponsor for the purchase or sale of all or a portion of the Securities in the Trust. The Sponsor may receive brokerage commissions from the Trust in connection with such purchases and sales in accordance with applicable law.

       In maintaining a market for the Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

                              RIGHTS OF UNITHOLDERS

       OWNERSHIP OF UNITS. Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form at the Depository Trust Company ("DTC") through an investor's brokerage account. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & COMPANY. Individual purchases of beneficial ownership interest in the Trust may be made in book-entry form through DTC. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly by book-entries made by DTC and its participants. DTC will record ownership and transfer Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants.

       Beneficial owners of Units will receive written confirmation of their purchases and sales from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request property accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

       DISTRIBUTIONS. Dividends received by the Trust are credited by the Trustee to an Income Account for the Trust. Other receipts, including the proceeds of Securities disposed of, are credited to a Principal Account for the Trust.

       Distributions to each Unitholder from the Income Account are computed as of the close of business on each Record Date for the following payment date and consist of an amount substantially equal to such Unitholder's pro rata share of the income credited to the Income Account, less expenses. Distributions from the Principal Account of the Trust (other than amounts representing failed contracts, as previously discussed) will be computed as of each Record Date, and will be made to the Unitholders of the Trust on or shortly after the Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the next Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date after such purchase.

       As of each Record Date, the Trustee will deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

       The dividend distribution per 100 Units, if any, cannot be anticipated and may be paid as Securities are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Income Account or the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per 100 Units.

       RECORDS. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of dividends and interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement showing
(a) as to the Income Account: dividends, interest and other cash amounts received, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, deductions for applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and fees and expenses of the Trust, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (c) a list of the Securities held, a list of Securities purchased, sold or otherwise disposed of during the calendar year and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per 100 Units based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, of the Trust, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year.

       The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unitholders, a current list of Securities in the portfolio and a copy of the Trust Agreement.

                                    LIQUIDITY


       SPONSOR REPURCHASE. Unitholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The aggregate value of the Securities will be determined by the Trustee on a daily basis and computed on the basis set forth under "Trustee Redemption." The Sponsor does not guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. The Sponsor may discontinue the repurchase of Units if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which redemption requests are received in proper form by Investec Ernst & Company, One Battery Park Plaza, New York, New York 10004. Redemption requests received after 4 P.M., Eastern time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Unitholder may be able to dispose of Units only by tendering them to the Trustee for redemption.


       Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate value of the Securities in the Trust plus a 4.50% sales charge (or 4.712% of the net amount invested) plus a pro rata portion of amounts, if any, in the Income Account. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

       The Sponsor may, under certain circumstances, as a service to Unitholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Securities, and if such disposition cannot be made by the redemption date (three calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Unitholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

       TRUSTEE REDEMPTION. At any time prior to the Evaluation Time on the business day preceding the commencement of the Liquidation Period (approximately seven years from the Initial Date of Deposit), Units may also be tendered to the Trustee for redemption upon payment of any relevant tax by contacting the Sponsor, broker, dealer or financial institution holding such Units in street name. In certain instances, additional documents may be required, such as trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

       Within three business days following a tender for redemption, the Unitholder will be entitled to receive an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

       A Unitholder will receive his redemption proceeds in cash and amounts paid on redemption shall be withdrawn from the Income Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemptions. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced. The Securities to be sold will be selected by the Trustee in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be approximately 100 shares for readily marketable Securities.

       The Redemption Price per Unit is the pro rata share of the Unit in the Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Securities in the Trust as determined by the Trustee, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Unitholders of record as of the business day prior to the evaluation being made. As of the close of the initial offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the per 100 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Unitholder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. Because the Securities are listed on a national securities exchange, the Trustee may determine the value of the Securities in the Trust based on the closing sale prices on that exchange. Unless the Trustee deems these prices inappropriate as a basis for evaluation or if there is no such closing purchase price, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

       Any Unitholder tendering 2,500 Units or more of the Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Securities and cash in an amount and value equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. To the extent possible, in kind distributions ("In Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at The Depository Trust Company. An In Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the Trust portfolio and cash from the Principal Accounts equal to the balance of the Redemption Price to which the tendering Unitholder is entitled. If funds in the Principal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described above.

       The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Unitholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

       The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

       A Unitholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.

                              TRUST ADMINISTRATION

       PORTFOLIO SUPERVISION. The Trust is a unit investment trust and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Trust, however, will not be managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio. It is unlikely that the Trust will sell any of the Securities other than to satisfy redemptions of Units, or to cease buying Additional Securities in connection with the issuance of additional Units. However, the Trust Agreement provides that the Sponsor may direct the disposition of Securities upon the occurrence of certain events including: (1) default in payment of amounts due on any of the Securities; (2) institution of certain legal proceedings; (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected; (4) determination of the Sponsor that the tax treatment of the Trust as a grantor trust would otherwise be jeopardized; or
(5) decline in price as a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Sponsor, would make the retention of the Security detrimental to the Trust or the Unitholders.

       In addition, the Trust Agreement provides as follows:

       (a) If a default in the payment of amounts due on any Security occurs pursuant to provision (1) above and if the Sponsor fails to give immediate instructions to sell or hold that Security, the Trustee, within 30 days of that failure by the Sponsor, shall sell the Security.

       (b) It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new securities in exchange and substitution for any Security pursuant to a recapitalization or reorganization. If any exchange or substitution is effected notwithstanding such rejection, any securities or other property received shall be promptly sold unless the Sponsor directs that it be retained.

       (c) Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities, shall be promptly sold unless the Sponsor directs that it be retained by the Trustee. The proceeds of any disposition shall be credited to the Income or Principal Account of the Trust.

       (d) The Sponsor is authorized to increase the size and number of Units of the Trust by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units from time to time subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit is maintained to the extent practicable. The Sponsor may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the original proportionate relationship. If Securities of an issue originally deposited are unavailable at the time of the subsequent deposit, the Sponsor may (i) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available, or (ii) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Substitute Security.



       TRUST AGREEMENT AND AMENDMENT. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Unitholders.

       The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of investors holding 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Unitholders; provided that no such amendment or waiver shall reduce any Unitholder's interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Units. The Trust Agreement may not be amended, without the consent of the holders of all Units in the Trust then outstanding, to increase the number of Units issuable or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders, in writing, of the substance of any such amendment.

       TRUST TERMINATION. The Trust Agreement provides that the Trust shall terminate as of the Evaluation Time on the business day preceding the Liquidation Period or upon the earlier maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such Trust and in no event is it to continue beyond the Mandatory Termination Date. If the value of the Trust shall be less than the minimum amount set forth under "Summary of Essential Information" in Part A, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the Trust. The Trust may also be terminated at any time with the consent of the investors holding 100% of the Units then outstanding. The Trustee may utilize the services of the Sponsor for the sale of all or a portion of the Securities in the Trust, and in so doing, the Sponsor will determine the manner, timing and execution of the sales of the underlying Securities. Any brokerage commissions received by the Sponsor from the Trust in connection with such sales will be in accordance with applicable law. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Such notice will provide Unitholders with the following three options by which to receive their pro rata share of the net asset value of the Trust and requires their election of one of the three options by notifying the Trustee by returning a properly completed election request (to be supplied to Unitholders of at least 2,500 Units prior to the commencement of the Liquidation Period) (see Part A-"Summary of Essential Information" for the date of the commencement of the Liquidation Period):

       1. A Unitholder who owns at least 2,500 Units and whose interest in the Trust would entitle it to receive at least one share of each underlying Security will have its Units redeemed on commencement of the Liquidation Period by distribution of the Unitholder's pro rata share of the net asset value of the Trust on such date distributed in kind to the extent represented by whole shares of underlying Securities and the balance in cash within three business days next following the commencement of the Liquidation Period. Unitholders subsequently selling such distributed Securities will incur brokerage costs when disposing of such Securities. Unitholders should consult their own tax adviser in this regard;

       2. to receive in cash such Unitholder's pro rata share of the net asset value of the Trust derived from the sale by the Sponsor as the agent of the Trustee of the underlying Securities during the Liquidation Period. The Unitholder's pro rata share of its net assets of the Trust will be distributed to such Unitholder within three days of the settlement of the trade of the last Security to be sold; or

       3. to invest such Unitholder's pro rata share of the net assets of the Trust derived from the sale by the Sponsor as agent of the Trustee of the underlying Securities during the Liquidation Period, in units of a subsequent series of Equity Securities Trust (the "New Series"), provided one is offered. It is expected that a special redemption and liquidation will be made of all Units of this Trust held by a Unitholder (a "Rollover Unitholder") who affirmatively notifies the Trustee on or prior to the Rollover Notification Date set forth in the "Summary of Essential Information" for the Trust in Part A. The Units of a New Series will be purchased by the Unitholder within three business days of the settlement of the trade for the last Security to be sold. Such purchaser will be entitled to a reduced sales charge upon the purchase of units of the New Series. It is expected that the terms of the New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar options with respect to the termination of such New Series will be available. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. A Unitholder's election to participate in this option will be treated as an indication of interest only. At any time prior to the purchase by the Unitholder of units of a New Series such Unitholder may change his investment strategy and receive, in cash, the proceeds of the sale of the Securities. An election of this option will not prevent the Unitholder from recognizing taxable gain or loss (except in the case of a loss, if and to the extent the New Series is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Unitholders should consult their own tax advisers in this regard.

       Unitholders who do not make any election will be deemed to have elected to receive the termination distribution in cash (option number 2).

       The Sponsor has agreed that to the extent they effect the sales of underlying securities for the Trustee in the case of the second and third options during the Liquidation Period such sales will be free of brokerage commissions. The Sponsor, on behalf of the Trustee, will sell, unless prevented by unusual and unforeseen circumstances, such as, among other reasons, a suspension in trading of a Security, the close of a stock exchange, outbreak of hostilities and collapse of the economy, by the last business day of the Liquidation Period. The Redemption Price per 100 Units, upon the settlement of the last sale of Securities during the Liquidation Period, will be distributed to Unitholders in redemption of such Unitholders' interest in the Trust.

       Depending on the amount of proceeds to be invested in Units of the New Series and the amount of other orders for Units in the New Series, the Sponsor may purchase a large amount of securities for the New Series in a short period of time. The Sponsor's buying of securities may tend to raise the market prices of these securities. The actual market impact of the Sponsor's purchases, however, is currently unpredictable because the actual amount of securities to be purchased and the supply and price of those securities is unknown. A similar problem may occur in connection with the sale of Securities during the Liquidation Period; depending on the number of sales required, the prices of and demand for Securities, such sales may tend to depress the market prices and thus reduce the proceeds of such sales. The Sponsor believes that the sale of underlying Securities over the Liquidation Period as described above is in the best interest of a Unitholder and may mitigate the negative market price consequences stemming from the trading of large amounts of Securities. The Securities may be sold in fewer than five days if, in the Sponsor's judgment, such sales are in the best interest of Unitholders. The Sponsor, in implementing such sales of securities on behalf of the Trustee, will seek to maximize the sales proceeds and will act in the best interests of the Unitholders. There can be no assurance, however, that any adverse price consequences of heavy trading will be mitigated.

       The Sponsor may for any reason, in its sole discretion, decide not to sponsor any subsequent series of the Trust, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor will notify the Trustee of that decision, and the Trustee will notify the Unitholders. All Unitholders will then elect either option 1, if eligible, or option 2.

       By electing to "rollover" into the New Series, the Unitholder indicates his interest in having his terminating distribution from the Trust invested only in the New Series created following termination of the Trust; the Sponsor expects, however, that a similar rollover program will be offered with respect to all subsequent series of the Trust, thus giving Unitholders an opportunity to elect to roll their terminating distributions into a New Series. The availability of the rollover privilege does not constitute a solicitation of offers to purchase units of a New Series or any other security. A Unitholder's election to participate in the rollover program will be treated as an indication of interest only. The Sponsor intends to coordinate the date of deposit of a future series so that the terminating trust will terminate contemporaneously with the creation of a New Series. The Sponsor reserves the right to modify, suspend or terminate the rollover privilege at any time.


       THE SPONSOR. Investec Ernst & Company, a Delaware corporation and successor to the unit investment trust division of ING Funds Distributor, Inc., is an indirect wholly owned subsidiary of Investec Group. The Investec Group is a leading international specialist banking group headquartered in Johannesburg, South Africa. The Group is one of the 20 largest companies listed on the JSE Securities Exchange (formerly, the Johannesburg Stock Exchange) and ranks among the world's top 300 banks with total assets under management exceeding $74 Billion. The Sponsor is a member of the New York Stock Exchange, NASD, other principal exchanges and SIPC.


       The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Unitholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

       The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor. If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor;
(b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.


       THE TRUSTEE. The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 354-6565 and its unit investment trust office at Four New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.


       The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Securities or Units in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities pursuant to the Trust Agreement.

       For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

       The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Unitholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

       Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.


       THE PORTFOLIO CONSULTANT. The Portfolio Consultant is Riccardi Group LLC, a Delaware limited liability corporation with offices at 2501 South Ocean Drive, #435, Hollywood, Florida 33019. Cynthia M. Brown, an officer and director of Riccardi Group LLC will be primarily responsible for selecting which Municipal Funds to recommend to the Sponsor. Ms. Brown is a former Senior Vice President and portfolio manager at Massachusetts Financial Services. She was responsible for a number of portfolios totaling over $2 billion which were comprised of primarily non-rated as well as investment grade tax-exempt securities.


       The Portfolio Consultant is not a sponsor of the Trust. The Portfolio Consultant has been retained by the Sponsor, at its expense. The Portfolio Consultant's only responsibility with respect to the Trust, in addition to its role in Portfolio selection, is to monitor the Securities of the Portfolio and make recommendations to the Sponsor regarding the disposition of the Securities held by the Trust. The responsibility of monitoring the Securities of the Portfolio means that if the Portfolio Consultant's view materially changes regarding the appropriateness of an investment in any Security then held in the Trust based upon the investment objectives, guidelines, terms, parameters, policies and restrictions supplied to the Portfolio Consultant by the Sponsor, the Portfolio Consultant will notify the Sponsor of such change to the extent consistent with applicable legal requirements. The Sponsor is not obligated to adhere to the recommendations of the Portfolio Consultant regarding the disposition of Securities. The Sponsor has the sole authority to direct the Trust to dispose of Securities under the Trust Agreement. The Portfolio Consultant has no other responsibilities or obligations to the Trust or the Unitholders.

       The Portfolio Consultant may resign or may be removed by the Sponsor at any time on sixty days' prior written notice. The Sponsor shall use its best efforts to appoint a satisfactory successor in the event that the Portfolio Consultant resigns or is removed. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Portfolio Consultant. If upon resignation of the Portfolio Consultant no successor has accepted appointment within sixty days after notice of resignation, the Sponsor has agreed to perform this function.

       EVALUATION OF THE TRUST. The value of the Securities in the Trust portfolio is determined in good faith by the Trustee on the basis set forth under "Public Offering-Offering Price." The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. Determinations by the Trustee under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Trustee shall be under no liability to the Sponsor or Unitholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee, the Sponsor and the Unitholders may rely on any evaluation furnished to the Trustee by an independent evaluation service and shall have no responsibility for the accuracy thereof.

                           TRUST EXPENSES AND CHARGES


       The Sponsor will receive for portfolio supervisory services to the Trust an Annual Fee in the amount set forth under "Summary of Essential Information" in Part A. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of the Equity Securities Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See "Portfolio Supervision.")


       The Trustee will receive, for its ordinary recurring services to the Trust, an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Unitholders."

       The Trustee's fees applicable to a Trust are payable as of each Record Date from the Income Account of the Trust to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

       The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as sponsors of the Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are charged. In addition, the Trustee is empowered to sell the Securities in order to make funds available to pay all expenses.

       Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 Cents per 100 Units. Unitholders covered by the audit during the year may receive a copy of the audited financial statements upon request.

                                REINVESTMENT PLAN

       Income and principal distributions on Units (other than the final distribution in connection with the termination of the Trust) may be reinvested by participating in the Trust's reinvestment plan. Under the plan, the Units acquired for participants will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of Additional Securities as described in "The Trust-Organization" in this Part B. Units acquired by reinvestment will not be subject to a sales charge. Investors should inform their broker, dealer or financial institution when purchasing their Units if they wish to participate in the reinvestment plan. Thereafter, Unitholders should contact their broker, dealer or financial institution if they wish to modify or terminate their election to participate in the reinvestment plan. In order to enable a Unitholder to participate in the reinvestment plan with respect to a particular distribution on their Units, such notice must be made at least three business days prior to the Record Day for such distribution. Each subsequent distribution of income or principal on the participant's Units will be automatically applied by the Trustee to purchase additional Units of the Trust. The Sponsor reserves the right to modify or terminate the reinvestment plan at any time without prior notice. The reinvestment plan for the Trust may not be available in all states.

                     EXCHANGE PRIVILEGE AND CONVERSION OFFER

       Unitholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Unitholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion Trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

       Except for Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Unitholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange or Conversion Trust.

       In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Unitholders is subject to the following additional conditions (i) at the time of the Unitholder's election to participate in the Exchange Privilege or the Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (iii) exchanges will be effected in whole units only, (iv) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (v) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Unitholders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Unitholder for exchange, or from units being redeemed for conversion, will be remitted to such Unitholder.


       The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Unitholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege or the Conversion Offer, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Investec Ernst &

Company or a sponsor controlled by or under common control with Investec Ernst & Company or to delete a series which has been terminated from eligibility for the Exchange Privilege or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Unitholders. Unitholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.


       To exercise the Exchange Privilege, a Unitholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Unitholder is a resident, the Unitholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.

       TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION
OFFER. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Unitholder under the Internal Revenue Code. The Unitholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. (See "Tax Status".) A Unitholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.

                                   TAX STATUS


       This is a general discussion of some of the federal income tax consequences of ownership of Units in the Trust. It applies only to investors who hold their Units as capital assets. It does not discuss special rules that apply to investors subject to special treatment, such as securities dealers, financial institutions, insurance companies and investors who hold the Units as part of a hedge or straddle.


       OPINION OF COUNSEL. In the opinion of Paul, Hastings, Janofsky & Walker
LLP:


              1. Each Trust will be classified as a grantor trust for federal income tax purposes. The Trust will not owe federal income tax. Each Unitholder will be treated as the owner of a pro rata portion of the assets of the Trust. The income received by the Trust will be treated as income of the Unitholders.


              2. The Trust will not be subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. However, Unitholders who are New York residents must treat their pro rata portion of the income of the Trust as their income under New York State and City income tax laws. Residents of other states may have to do the same thing in their states.

              3. The Sponsor has the right to create additional Units for 90 days after the original issuance date by depositing Additional Securities in the Trust. The Additional Securities must be substantially similar to the securities initially deposited in the Trust. This right falls within the guidelines promulgated by the IRS and should not affect the taxable status of the Trust.

Paul, Hastings, Janofsky & Walker LLP is special counsel to the Sponsor. Its opinion is based on law existing as of the date of this Prospectus. Paul, Hastings, Janofsky & Walker LLP has relied on the validity of the Trust Agreement and the Prospectus and on the accuracy and completeness of the facts they contain.

         TAXATION OF UNITHOLDERS. Each Unitholder will be taxed the same way it would have if the Unitholder owned directly its pro rata share of the securities held by the Trust. Each Unitholder will determine its tax cost for its share of the securities held by the Trust by allocating its cost of the Units (including sales charges) among its share of the securities held by the Trust in proportion to the fair market values of those securities on the date the Unitholder purchases its Units. See "Fractional Undivided Interest in Trust" in the "Summary of Essential Information" in order to determine a Unitholder's share of each security on the date of Deposit, and see "Cost of Securities to Trust" under "Portfolio" in order to determine the fair market value of each security on that date.


         The Trust will own shares of regulated investment companies (referred to herein as the "Municipal Funds") that own municipal bonds. The interest on the Municipal Bonds is exempt from regular federal income tax but may be subject to the alternative minimum tax. The Municipal Funds, if it meets certain requirements, can distribute exempt-interest dividends to the Trust. If the Municipal Funds qualify as regulated investment companies (as discussed further below), each Unitholder will be treated as receiving its share of the exempt-interest dividends, ordinary dividends and capital gain dividends on the shares of the Municipal Funds held by the Trust, when the Trust receives those items, unless the Unitholder has an accounting method that requires an earlier accrual. The Unitholders will not have to pay regular federal income tax on the exempt-interest dividends but may have to pay alternative minimum tax on them. Similarly, a Unitholder may treat its share of capital gains dividends received by the Trust as capital gains dividends received by it.


         Each Unitholder will generally have to calculate its gain or loss when the Trust sells, exchanges or redeems shares in the Municipal Funds or when the Unitholder sells, exchanges or redeems Units. Any gain will generally be a capital gain and will be long-term if the Unitholder has held its Units for more than one year and the Trust has held the shares in the Municipal Funds for more than one year. A Unitholder's share of capital gains dividends received by the Trust from the Municipal Funds will also be long-term capital gain, regardless of the period of time for which the Unitholder has held its Units or the period of time for which the Trust has held the shares in the Municipal Funds. For corporations, capital gains are generally taxed at the same rates applicable to ordinary income, although non-corporate Unitholders may be subject to a reduced tax rate of 20% on long-term capital gains. Tax rates may increase before the Trust sells shares in the Municipal Funds or the Unitholders sell Units.

         Any loss on the sale or redemption of Units or shares in the Municipal Funds will generally be a capital loss, and will be long-term for Unitholders who have held their Units for more than one year if the Trust has also held the shares in the Municipal Funds for more than one year and short-term capital gain or loss if the Trust has held the shares, or the Unitholder has held the Units for one year or less. Capital losses are deductible to the extent of capital gains; in addition, non-corporate Unitholders may deduct up to $3,000 of capital losses (married individuals filing separately may only deduct $1,500) against ordinary income. However, if the Trust buys shares and sells them at a loss within six months (or if the Unitholder buys Units and sells them at a loss within six months), the loss cannot be deducted if (and to the extent that) the Trust received any exempt-interest dividends on the shares. Any remaining loss will be treated as long-term, rather than short-term capital loss if (and to the extent that) the Trust received any capital gains dividends with respect to those shares.

         Unitholders will also not be able to deduct losses resulting from the sale of shares or the sale of Units if (and to the extent that) the Unitholder purchases other shares or other Units within 30 days before or after the sale. This rule could also apply to a transaction in which a Unitholder sell Units or the Trust sells shares of a Municipal Fund, and the Unitholder purchases shares of that same Municipal Fund directly within the 60 days period. If this disallowance rule applies, the basis of the newly purchased Units and shares will be adjusted to reflect the disallowed loss.

         Unitholders that are not corporations cannot deduct their shares of fees and expenses of the Trust because the fees and expenses relate to tax-exempt income. In addition, Unitholders cannot deduct interest on money they borrow to buy or carry Units. The IRS may treat Units as purchased with borrowed funds even the borrowed funds cannot be traced directly to the purchase of Units.

         The Trustee will give each Unitholder an annual statement showing the dividends and capital gains dividends received by the Trust, the gross proceeds received by the Trust from the disposition of any shares in the Municipal Funds, and any other income and fees and expenses of the Trust. The Trustee will also give an annual information return to each Unitholder and send copies of those returns to the Internal Revenue Service.

         Each Unitholder may have three choices when the Trust terminates. First, a Unitholder who owns at least 2,500 units may have the Trust distribute its share of the shares of the Municipal Funds in kind (plus cash in lieu of fractional shares). Second, a Unitholder can have the Trust sell its share of the shares of the Municipal Funds and distribute the cash. Third, a Unitholder can reinvest the cash it would have received in units of a future series of the Trust (if one is offered). A Unitholder who asks the Trust to distribute its share of the shares of the Municipal Funds (plus cash for fractional shares) should not be taxed when the shares of the Municipal Funds are distributed to it, although the cash should be taxable. However, there is no specific authority covering this issue.


         TAXATION OF THE MUNICIPAL FUNDS. The Municipal Funds have elected and intend to continue to qualify to be treated as regulated investment companies for federal income tax purposes. If they qualify, the Municipal Funds will not be subject to federal income tax on the income they distribute to their shareholders, including the Trust.


         When the Bonds owned by the Municipal Funds were issued, bond counsel issued opinions that the interest on their Bonds is not subject to regular federal income tax (except in the limited circumstances referred to below). Payments that a Municipal Funds receives on a bank letter of credit, guarantee or insurance policy because the Bond issuer has defaulted will be treated as payments on the Bond, namely as payments of principal or interest that are not subject to regular federal income tax or taxable market discount or capital gain. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made, and will not make, any review of the basis for these opinions. The tax exempt status of the interest depends on compliance by the issuer and others with ongoing requirements, and the opinions of bond counsel assume that these requirements will be met. However, no one can guarantee that the issuers (and other users) will comply with these requirements.

         In order to qualify as a regulated investment company, a Municipal Fund must distribute each year at least 90% of its net investment income (including, generally, taxable interest, dividends, net short-term capital gains, and certain other income, less certain expenses), and at least 90% of its net exempt interest income, and must meet several additional requirements. A Municipal Fund that does not qualify as a regulated investment company will be taxed on its taxable income and capital gains; and all distributions to its shareholders, including distributions of net exempt interest income and long-term capital gains, will be taxable as ordinary income.

         The Municipal Funds may have to accrue and distribute income not yet received if they invest in Bonds issued at a discount. The Municipal Funds may be required to sell Bonds that they otherwise would have continued to hold in order to generate sufficient cash to make this distribution.

         The Municipal Funds intend to distribute enough of their income to avoid the 4% excise tax imposed on regulated investment companies that do not distribute at least 98% of their taxable income.

         TAXATION OF THE TRUSTS AS SHAREHOLDERS OF THE MUNICIPAL FUNDS. The Municipal Funds expect to be able to pay "exempt-interest dividends" to their shareholders, including the Trust, to the extent of their exempt interest income (less applicable expenses). In order for the Municipal Funds to be able to pay "exempt-interest dividends", at the close of each quarter of its taxable year, at least 50% of the value of each Municipal Fund's total assets must consist of tax-exempt bonds. If each Municipal Fund qualifies to pay "exempt-interest dividends", Unitholders will not have to pay regular federal income tax on exempt-interest dividends. However, they may have to pay federal alternative minimum tax.


         The interest on some private activity bonds is a preference item included in alternative minimum taxable income. Each year the Municipal Funds will give to shareholders, including the Trust, a report showing the percentage of income that is a preference item. The Trust will give the same information to Unitholders. In addition, alternative minimum taxable income of a Unitholder that is a corporation is increased by part of the excess of its "adjusted current earnings" (an alternative measure of income that includes interest on all tax exempt securities) over the amount otherwise determined to be alternative minimum taxable income. Therefore, the exempt-interest dividends may cause a Unitholder to have to pay the federal alternative minimum tax or may increase the amount of that tax payable by a Unitholder already subject to federal alternative minimum tax.


         The Municipal Funds may own Bonds originally issued at a discount. In general, original issue discount is the difference between the price at which a Bond was issued and its stated redemption price at maturity. Original issue discount on tax-exempt Bonds accrues as tax-exempt interest over the life of the Bond. A Municipal Fund's adjusted tax basis for a Bond issued with original issue discount will include original issue discount accrued during the period it held the Bond. A Municipal Fund can also pay a premium when it buys a Bond, even a Bond issued with original issue discount. A Municipal Fund would be required to amortize the premium over the term of the Bond, and reduce its basis for the Bond even though it does not get any deduction for the amortization. Therefore, sometimes a Municipal Fund may have a taxable gain when it sells a Bond for an amount equal to or less than its original tax basis.

         A Unitholder will generally have a taxable gain or loss when it sells Units, when the Trust sells shares of the Municipal Funds, and when the Municipal Funds sell Bonds and distribute capital gains dividends. The gain or loss will generally be capital gain or capital loss if the Units are capital assets for the Unitholders. Unitholders will also generally have ordinary income if the Municipal Funds sell or redeem Bonds that were acquired at a market discount, or sell Bonds at a short term capital gain, and distribute ordinary dividends. In general, the IRS will treat Bonds as market discount Bonds when the cost of the Bond, plus any original issue discount that has not yet accrued, is less than the amount due to be paid at the maturity of the Bond. The IRS taxes all or a portion of the gain on the sale of a market discount Bond as ordinary income when the Bond is sold, redeemed or paid. The portion of the gain taxed by the IRS as ordinary income is equal to the portion of the market discount that has accrued since the seller purchased the Bond.

         Some of the Bonds held by the Municipal Funds will lose their tax exempt status while they are owned by a "substantial user" of the facilities being financed with the proceeds of those Bonds, or by persons related to a substantial user. A "substantial user" is a person whose gross revenue derived with respect to the facilities financed by the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are certain related individuals, affiliated corporations, partners and partnerships. This rule would not change the tax exempt status of interest on Bonds held by other persons. These rules will apply to Unitholders who receive exempt-interest dividends attributable to interest on Bonds that financed facilities for which the Unitholders or related persons are "substantial users".


         Individuals must take exempt-interest dividends into consideration in computing the portion, if any, of social security benefits that will be included in their gross income and subject to federal income tax.


         Corporate Unitholders that are subject to the 0.12% environmental tax on their alternative minimum taxable income in excess of $2,000,000 must take account of the exempt-interest dividends in calculating that tax.

         Any distributions made by the Municipal Funds that do not qualify as exempt-interest dividends or capital gains dividends will be taxable to Unitholders as ordinary income, and will not qualify for the corporate dividends-received deduction.

         If the Municipal Funds declare dividends in October, November or December that are payable to shareholders of record on a date during those months, Unitholders must take the dividends into account for tax purposes in the current year, if the dividend is paid either in the current year, or in January of the following year.

         Ordinary, exempt-interest and capital gain dividends will be taxable as described above whether received in cash or reinvested in additional Units under the Reinvestment Plan. A Shareholder whose distributions are reinvested in additional Units under the Reinvestment Plan will be treated as having received the amount of cash allocated to the Unitholder for the purchase of those Units.


         BACKUP WITHHOLDING. The Trust generally must withhold and pay over to the U.S. Treasury 30.5% (subject to gradual reduction over the next several years to 28%) of the taxable dividends and other distributions paid to any individual Unitholder who either does not supply its taxpayer identification number, has not reported all of its dividends and interest income, or does not certify to the Trust that he or she is not subject to withholding. The social security number of an individual is its taxpayer identification number.

         TAX-EXEMPT ENTITIES. Entities that generally qualify for an exemption from federal income tax, such as many pension trusts, are nevertheless taxed under Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Trust and gain from the sale of Units in the Trust or from the Trust's sale of Securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Unit itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.


         Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit-sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust, including the fact that the Trust is intended to generate tax exempt income; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

         Prospective tax-exempt investors are urged to consult their own tax advisers concerning the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

         STATE AND LOCAL TAXES. Unitholders may have to pay state and local tax on their share of ordinary dividends and capital gain dividends paid by the Municipal Funds.

         POSSIBLE CHANGES IN THE LAW. From time to time proposals are introduced in Congress and state legislatures that could have an adverse impact on the tax-exempt status of the Bonds. We cannot predict whether any legislation like this will be enacted.

                                  OTHER MATTERS

         LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for the Trustee.

         INDEPENDENT AUDITORS. The financial statements of the Trust for the period ended June 30, 2001 included in Part A of this Prospectus have been examined by Ernst & Young LLP, independent auditors. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.

         PERFORMANCE INFORMATION. Total returns, average annualized returns or cumulative returns for various periods of the High Yield Funds and this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for this Trust. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.


       No person is authorized to give any                                   EST
information or to make any representations
with respect to this Trust not contained in
Parts A and B of this Prospectus and you                                   EQUITY
should not rely on any other information. The                          SECURITIES TRUST
Trust is registered as a unit investment trust                            SERIES 24
under the Investment Company Act of 1940. Such                  MUNICIPAL SYMPHONY SERIES III
registration does not imply that the Trust or
any of its Units have been guaranteed,                            (A UNIT INVESTMENT TRUST)
sponsored, recommended or approved by the
United States or any state or any agency or                              PROSPECTUS
officer thereof.
                                                                   DATED: OCTOBER 26, 2001
                 -------------

       This Prospectus does not constitute an
offer to sell, or a solicitation of an offer                              SPONSOR:
to buy, securities in any state to any person
to whom it is not lawful to make such offer in                    Investec Ernst & Company
such state.                                                   One Battery Park Plaza, 7th Floor
                                                                  New York, New York 10004
               Table of Contents                                       (212) 898-7290

Title                                     Page                            TRUSTEE:
-----                                     ----
                                                                  THE CHASE MANHATTAN BANK
   PART A                                                             4 New York Plaza
                                                                  New York, New York 10004
Fee Table................................  A-4
Summary of Essential Information.........  A-5
Financial and Statistical Information....  A-6         This Prospectus does not contain all of the
Audit and Financial Information..........  F-1         information with respect to the Trust set
                                                       forth in its registration statements filed
   PART B                                              with the Securities and Exchange Commission,
                                                       Washington, D.C. under the Securities Act of
The Trust................................  B-1         1933 (file no. 333-86705) and the Investment
Risk Considerations......................  B-3         Company Act of 1940 (file no. 811-2868), and
Public Offering.......................... B-10         to which reference is hereby made. Information
Rights of Unitholders.................... B-12         may be reviewed and copied at the Commission's
Liquidity................................ B-14         Public Reference Room, and information on the
Trust Administration..................... B-16         Public Reference Room may be obtained by
Trust Expenses and Charges............... B-21         calling the SEC at 1-202-942-8090. Copies may
Reinvestment Plan........................ B-21         be obtained from the SEC by:
Exchange Privilege and Conversion Offer.. B-22
Tax Status............................... B-23                o      visiting the SEC Internet
Other Matters............................ B-27                       address: http://www.sec.gov

                                                              o      electronic request (after paying
                                                                     a duplicating fee) at the
                                                                     following E-mail address:
                                                                     publicinfo@sec.gov

                                                              o      writing: Public Reference
                                                                     Section of the Commission, 450
                                                                     Fifth Street, N.W., Washington,
                                                                     D.C. 20549-6009




                  PART II - ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

        The facing sheet on Form S-6.
        The Prospectus consisting of     pages.
        Undertaking to File Reports.
        Signatures.
        Consent of Counsel.
        Consent of Independent Auditors/Accountants.

The following exhibits:

99.1.1     --    Reference Trust Agreement including certain amendments to the
                 Trust Indenture and Agreement referred to under Exhibit
                 99.1.1.1 below (filed as Exhibit 99.1.1 to Amendment No. 2 to
                 Form S-6 Registration Statement No. 333-69255 on March 11, 1999 and incorporated herein by reference).

99.1.1.1   --    Form of Trust Indenture and Agreement (filed as Exhibit 1.1.1 to Amendment No. 1 to Form S-6 Registration Statement No.
                 33-62627 of Equity Securities Trust, Series 6, Signature
                 Series, Gabelli Entertainment and Media Trust on November 16,
                 1995 and incorporate herein by reference).


99.1.3.5   --    Certificate of Incorporation of Investec Ernst & Company dated
                 September 23, 1993 and amended on March 2, 1998, and June 1,
                 1999 (filed as Exhibit 99.1.3.5 to Pre-Effective Amendment No.
                 1 to Form S-6 Registration Statement No. 333-59298 and incorporated herein by reference).

99.1.3.6   --    By-Laws of Investec Ernst & Company (filed as Exhibit 99.1.3.6 to Pre-Effective Amendment No.1 to Form S-6 Registration
                 Statement No. 333-59298 and incorporated herein by reference).


99.1.4     --    Form of Agreement Among Underwriters (filed as Exhibit 1.4 to
                 Amendment No. 1 to Form S-6 Registration Statement No. 33-62627 of Equity Securities Trust, Series 6, Signature Series, Gabelli
                 Entertainment and Media Trust on November 16, 1995 and incorporated herein by reference).

99.3.1     --    Opinion of Battle Fowler LLP as to the legality of the
                 securities being registered, including their consent to the filing thereof and to the use of their name under the headings
                 "Tax Status" and "Legal Opinions" in the Prospectus, and to the filing of their opinion regarding tax status of the Trust
                 (filed as Exhibit 99.3.1 to Amendment No. 1 to Form S-6
                 Registration Statement No. 333-86705 on September 21, 1999 and incorporated herein by reference).


99.6.0     --    Power of Attorney of Investec Ernst & Company, the Depositor,
                 by its officers and a majority of its Directors (filed as Exhibits 99.6.0 to Pre-Effective Amendment No. 1 to Form S-6
                 Registration Statement No. 333-59298 and to Amendment No. 1 to
                 Form S-6 Registration Statement No. 333-67792 and incorporated herein by reference).

99.11.0    --    Code of Ethics of Investec Ernst & Company (filed as Exhibit
                 99.11.0 to Post-Effective Amendment No. 1 to Form S-6
                 Registration No. 333-67792 on October 23, 2001 and incorporated herein by reference).

                           UNDERTAKING TO FILE REPORTS

               Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, the Registrant, Equity Securities Trust, Series 24, Municipal Symphony Series III, certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York and State of New York on the 25th day of October, 2001.


                                             EQUITY SECURITIES TRUST, SERIES 24,
                                             MUNICIPAL SYMPHONY SERIES III
                                                (Registrant)

                                             INVESTEC ERNST & COMPANY
                                                (Depositor)

                                             By /s/ Peter J. DeMarco
                                                --------------------------------
                                                    Peter J. DeMarco
                                                    (Authorized Signator)


               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, who constitute the principal officers and a majority of the directors of Investec Ernst & Company, the Depositor, in the capacities and on the dates indicated.



Name                        Title                               Date
----                        -----                               ----


WILLIAM P. BEHRENS*         Chief Executive Officer      October 25, 2001
                            and Director
S. DEREK SOLOMON*           Director
DANIEL J. CRISTOFANO*       Director
SCOTT S. ROSENBLUM*         Director                     By /s/ Peter J. DeMarco
MARK B. SEGALL*             Director                        --------------------
J. WILLIAM BURDETT**        Director                          Peter J. DeMarco
HUGH HERMAN**               Director                          Attorney-In-Fact




------------------------------

*Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Form S-6 Registration Statement No. 333- 59298 on May 18, 2001.

**Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Post-Effective Amendment No. 1 to Form S-6 Registration Statement No. 333-67792 on October 23, 2001.

                          INDEPENDENT AUDITORS' CONSENT




We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 18, 2001, in the Registration Statement and related Prospectus of Equity Securities Trust, Series 24, Municipal Symphony Series III.


                                                               ERNST & YOUNG LLP

New York, New York
October 24, 2001

                               CONSENT OF COUNSEL


               We hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus included in the Registration Statement.

PAUL, HASTINGS, JANOFSKY & WALKER LLP




New York, New York
October 26, 2001




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



                         CONSENT OF PORTFOLIO CONSULTANT


The Sponsor, Trustee and Unitholders
    Equity Securities Trust, Series 24, Municipal Symphony Series III


    We hereby consent to the use of the name "Riccardi Group LLC" included herein and to the reference to our Firm in the Prospectus.




RICCARDI GROUP LLC



Hollywood, Florida
October 26, 2001


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